1Confidential and proprietary information. © 2024 Sallie Mae Bank. All rights reserved. Investor Presentation 4th Quarter & Full-Year 2024 Exhibit 99.1

2 The following information is current as of January 23, 2025 (unless otherwise noted) and should be read in connection with the press release of SLM Corporation announcing its financial results for the quarter and year ended December 31, 2024, furnished to the Securities and Exchange Commission (“SEC”) on January 23, 2025, and subsequent reports filed with the SEC. This Presentation contains “forward-looking statements” and information based on management’s current expectations as of the date of this Presentation. Statements that are not historical facts, including statements about the Company’s (as hereinafter defined) beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements. These include, but are not limited to: strategies; goals and assumptions of SLM Corporation and its subsidiaries, collectively or individually as the context requires (the “Company”); the Company’s expectation and ability to execute loan sales and share repurchases; statements regarding future developments surrounding COVID-19 or any other pandemic, including, without limitation, statements regarding the potential impact of any such pandemic on the Company’s business, results of operations, financial condition, and/or cash flows; the Company’s expectation and ability to pay a quarterly cash dividend on our common stock in the future, subject to the approval of our Board of Directors; the Company’s 2025 guidance; the Company’s three-year horizon outlook; the impact of acquisitions we have made or may make in the future; the Company’s projections regarding originations, net charge-offs, non-interest expenses, earnings, balance sheet position, and other metrics; any estimates related to accounting standard changes; and any estimates related to the impact of credit administration practices changes, including the results of simulations or other behavioral observations. Forward-looking statements are subject to risks, uncertainties, assumptions, and other factors, many of which are difficult to predict and generally beyond the control of the Company, which may cause actual results to be materially different from those reflected in such forward-looking statements. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A. “Risk Factors” and elsewhere in the Company’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC; the societal, business, and legislative/regulatory impact of pandemics and other public heath crises; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; failure to comply with consumer protection, banking, and other laws or regulations; our ability to timely develop new products and services and the acceptance of those products and services by potential and existing customers; changes in accounting standards and the impact of related changes in significant accounting estimates, including any regarding the measurement of our allowance for credit losses and the related provision expense; any adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s exposure to third parties, including counterparties to the Company’s derivative transactions; the effectiveness of our risk management framework and quantitative models; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings; cybersecurity incidents, cyberattacks, and other failures or breaches of our operating systems or infrastructure, including those of third-party vendors; damage to our reputation; risks associated with restructuring initiatives, including failures to successfully implement cost-cutting programs and the adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students, and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of our customers, or any change related thereto; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; rates of prepayments on the loans owned by us; changes in general economic conditions and our ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All oral and written forward-looking statements attributed to the Company are expressly qualified in their entirety by the factors, risks, and uncertainties set forth in the foregoing cautionary statements, and are made only as of the date of this Presentation or, where the statement is oral, as of the date stated. We do not undertake any obligation to update or revise any forward-looking statements to conform to actual results or changes in our expectations, nor to reflect events or circumstances that occur after the date on which such statements were made. In light of these risks, uncertainties, and assumptions, you should not put undue reliance on any forward-looking statements discussed. Confidential and proprietary information. © 2024 Sallie Mae Bank. All rights reserved. CAUTIONARY NOTE AND DISCLAIMER REGARDING FORWARD LOOKING STATEMENTS

3 $107M GAAP net income attributable to common stock in Q4 2024. $0.50 Q4 2024 GAAP diluted earnings per common share. $2.68 Full-Year 2024 GAAP diluted earnings per common share. $590M GAAP net income attributable to common stock in Full-Year 2024. 5.19% Net interest margin for Full-Year 2024 and 4.92% net interest margin for Q4 2024. $637M Total operating expenses in Full- Year 2024, as compared to $619M in 2023. $148M total operating expenses in Q4 2024, as compared to $143M in the year- ago quarter. 4th Quarter & Full-Year 2024 Highlights $7.0B Private Education Loan Originations in Full-Year 2024, as compared to $6.4 billion in 2023. 10% Private Education Loan Originations growth in Full-Year 2024. 17% Private Education Loan Originations growth compared to year-ago quarter. 3.1% Full-Year 2024 Total Assets growth compared to 2023, inclusive of FFELP Loan portfolio sale. 5.7% Private Education Loan balance growth in Full- Year 2024 compared to 2023. $982M Private Education Loan Originations in Q4 2024, as compared to $839 million in the year-ago quarter. 12.6% Total risk-based capital ratio; CET1 capital ratio of 11.3%. $0.13 Common stock dividend per share paid in Q4 2024. $402M Capacity remaining under the 2024 Share Repurchase Program as of December 31, 2024. 11.6M Shares repurchased in Full-Year 2024 for $250M at an average share price of $21.59 per share. 2M shares repurchased in Q4 2024 for $46M. Balance Sheet & Capital Allocation Income Statement & Earnings Summary

4 $108M Q4 2024 provision for credit losses; 5.83% total allowance as a percentage of the ending total loan balance plus unfunded commitments and total accrued interest receivable on Private Education Loans, compared with 5.89% in Q4 2023. 3.7% Percentage of Private Education Loans in repayment delinquent 30+ days as of 12/31/2024, as compared to 3.9% in 2023. $332M Private Education Loan net charge- offs for Full-Year 2024; 2.19% of average Private Educations loans in repayment, compared with 2.44% in 2023. 1.6% Percentage of Private Education Loans in an extended grace period for Q4 2024 (1) ; 0.9% of Private Education Loans in hardship and other forbearances in Q4 2024 (2) . $93M Private Education Loan net charge-offs for Q4 2024; 2.38% of average loans in repayment (annualized), compared with 2.43% in Q4 2023. Additional Key Performance Metrics Credit Performance Deposit portfolio balances at the end of Q4 2024 were 1.8% lower than at the end of Q3 2024; Q4 2024 mix of brokered vs. retail and other was approximately 45% and 55%, respectively. 3% Uninsured deposits as a percentage of total deposits as of 12/31/2024. $80M Unrealized losses on marketable securities portfolio as of 12/31/2024. 31 bps Approximate regulatory capital charge that would result if losses were realized. Funding & LiquidityLoan Sales $3.7B Private Education Loans at attractive premiums, including $3.4 billion of principal and $274 million in capitalized interest, sold in 2024.

5 Outstanding financial track record with strong EPS performance and ROCE Well-positioned in large and growing private student loan market, with powerful brand recognition and attractive client base Consistent profitability, balance sheet strength and strong risk and compliance functions to mitigate enterprise-wide risk and support resiliency of results Rigorous and consistent capital allocation and return program in place to enhance shareholder value A Compelling Investment Opportunity Significant potential for profitable growth and shareholder returns nearing conclusion of CECL Phase-in Period

6 64% 2024 full-year market share of private student lending marketplace (3) 58% In School Payment* 17% Private Education Loan Originations Growth in Q4 2024 compared to year-ago quarter* 88% Cosigner Rate* 2.38% Q4 2024 Net Charge-offs as a percentage of Avg. Loans (5) in Repayment (annualized) 755 Average FICO (6) at Approval* Top ranked and highly recognized brand Industry leading and award-winning technologies Well funded with sufficient liquidity, capital, and loan loss reserves Sallie Mae is the market-leading brand for private education loans driven by brand recognition, rigorous underwriting methodology and industry-leading customer service. 2,000+ actively managed university relationships across the U.S. (4) Appears on 98% of documented lender lists (4) Largest salesforce in the student loan industry Sallie Mae is an Outstanding Franchise * Metrics are for Q4 2024 originations, unless otherwise shown.

7 Providing Customers with Financial Backing, Information and Tools to Achieve Their Goals SALLIE MAE BANK Offers traditional savings products • High-yield savings accounts • Money market accounts • Certificates of deposit Originates Private Education Loans The portfolio of loans insured or guaranteed under the previously existing Federal Family Education Loan Program was sold to a third party in the fourth quarter of 2024 PRIVATE EDUCATION LOANS Smart Option Student Loans Emphasize in-school payment features that can produce shorter terms and reduce customers’ total finance charges Graduate Student Loans Six loan products for specific graduate programs of study SLM Portfolio

8 Private Education Loan Portfolio High Quality Private Education Loan Portfolio $22.2B Loans 23% Variable 77% Fixed Portfolio Interest Rate Type 47% Deferred 35% Fixed Pay 18% Interest Only $19.6B Loans Customer FICO at Original Approval (6) 46% 750+ 8% <670 14% 670-699 32% 700-749 FICO 754 Weighted Avg. 24% 2023 2% Pre 2014 2% 2014 3% 2015 4% 2016 4% 2017 4% 2018 5% 2019 6% 2020 9% 2021 14% 2022 $22.2B Loans As of 12/31/2024 23% 2024 Originations Vintage (7) Smart Option Payment Type

9 Interest Only loans Require full interest payments during in-school, grace, and deferment periods Fixed Pay loans Require $25 fixed payments during in-school, grace, and deferment periods Deferred loans Do not require payments during in-school and grace periods The Smart Option Loan product, introduced in 2009, consists of: Sallie Mae’s Smart Option Loan • Smart Option payment option may not be changed after selected at origination • Fixed-rate loans or variable- rate loans • Consumer credit underwriting, with minimum FICO and custom credit score model. • Marketed primarily through the school channel and also directly to consumers, with all loansA certified by and disbursed directly to schools • Qualified education loans are non- dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan would impose an "undue hardship” A Bar Study, and Residency and Relocation loans are exceptions.

10 More Personalized, Flexible Financing Options that Set Students Up for Success WE BELIEVE WE ARE WELL POSITIONED TO CAPTURE MARKET SHARE THROUGH COMPELLING OFFERINGS Sallie Mae Federal Student Loan Program U n d e rg ra d u a te Loan Program Smart Option Student Loan Federal Direct Loan (Subsidized & Unsubsidized) Parent Plus Loan Limits $1,000 - Cost of Attendance No aggregate limits Yr. 1 - $5,500 ($3,500 > subsidized) Yr. 2 - $6,500 ($4,500 > subsidized) Yr. 3+ - $7,500 ($5,500 > subsidized) $31,000 Aggregate ($23,000 > subsidized) No Limit Interest Rates (as of 12/31/24) Variable: S + 0.420% - S + 11.375% Fixed: 3.74% - 16.53% 6.53% 9.08% Origination Fees (as of 12/31/24) 0% 1.057% 4.228% Repayment Types IO / Fixed Pay / Deferred Deferred Immediate P&I / Deferred Repayment Terms 10 - 15 Years 10 Years (extended repayment 20 or 25 years) 10 Years (extended repayment 20 or 25 years) G ra d u a te Loan Program Graduate Product Suite (MBA, Medical, Dental, Law, Health Professions, General Grad) Federal Direct Loan (Unsubsidized only) Graduate Plus Loan Limits $1,000 - Cost of Attendance No aggregate limits $20,500 Per Year $138,500 Aggregate ($65,000 > subsidized - including undergraduate subsidized only) No Limit Interest Rates (as of 12/31/24) Variable: S+0.420% - S + 10.125% Fixed: 3.74% - 15.000% 8.08% 9.08% Origination Fees (as of 12/31/24) 0% 1.057% 4.228% Repayment Types IO / Fixed Pay / Deferred Deferred Immediate P&I / Deferred Repayment Terms 15 Years - MBA, HP, General Grad, Law 20 Years - Medical & Dental 10 Years (extended repayment 20 or 25 years) 10 Years (extended repayment 20 or 25 years) Products designed to meet the needs of all students Developing unique and innovative products to diversify portfolio Medical General Studies Dental Health Professions MBA Undergraduate Law

11 STRATEGIES TO MAXIMIZE REVENUE STRATEGIES TO MANAGE UNIT COSTS Our Proven Strategy Aims to Maximize the Profitability and Growth of the Core Business Drive penetration at all schools Increase market share by bridging gaps in student funding needs Enhance risk-adjusted pricing and underwriting Improve marketing, digital, and data capabilities Maintain strong focus on fixed cost discipline Drive towards reducing both the unit cost of servicing and the unit cost of acquisitions Improve third-party vendor cost management Drive towards strong operating leverage

12 v Optimize the Value of the Brand and Attractive Client Base We know our customers’ finances, payment patterns, and indebtedness. We have relationships and knowledge to assist our customers with their next step: post-graduation plans, jobs, future financial needs. We are there for our customers during and after their important transition to adulthood. Ensure products and services are consistent with our core mission and drive customer value Build products and services that leverage our customer affiliation Prioritize partnerships and other capital efficient avenues of growth Look for opportunities to optimize ROI WHAT WE DO

13 Strong Balance Sheet & Recurring Earnings Growth Loan Sales & Capital Return Enhancing Shareholder Value Through Disciplined Balance Sheet Growth and Strategic Capital Return(8) Expected to drive recurring revenue and lead to steady double-digit earnings per share growth with balance sheet expansion. Expected to support a consistent dividend with the potential for future growth.(9) Regular loan sales are expected to be utilized as a tool to moderate balance sheet growth. Sold ~$16 billion in whole loans at an average price of approximately 110% through December 31, 2024. Expected to continue expanding capacity for return of capital through continued share repurchases and other forms of capital return. Repurchased approximately 221 million shares through December 31, 2024, or approximately 52% of the shares outstanding, since the beginning of 2020.

14 Consumers Increasingly Rely on Borrowed Funds to Finance the Cost of a Higher Education Roughly Half of Families Student borrowing is more prevalent than parent borrowing. Borrowing rates vary by school type USED BORROWED FUNDS IN AY 2023-24 SOURCE: How America Pays for College 2024 Families’ out-of-pocket contributions covered half of college costs $236B Family Contribution $160B Grants $11B Other $13B Private Education Loans Higher Education Spend (10) (Academic Year 2023-2024 estimated) $86B Federal & State Loans $506B Total 56% only the student borrowed 32% only the parent borrowed 12% both borrowed 45% of 4-year private school families borrowed 41% of 4-year public school families borrowed 25% of 2-year school families borrowed of costs covered by families’ out-of-pocket contributions of costs covered by scholarships and grants of costs covered by borrowed funds of costs covered by relatives and friends 48% 27% 23% 2%

15 $5,321 $5,423 $5,975 $6,383 2020 2021 2022 2023 2024 87%748 56% 86%747 57% 86%750 59% Private Education Loan Trends Fourth-quarter 2024 originations at approximately $982 million, 17% higher than the year-ago quarter. Full-Year originations were approximately $7.0 billion, 10% higher than the prior year. Full-Year 2024 originations volume for graduate students increased 22% compared to full-year 2023. Average FICO at Approval(6) In School Payment Cosigned Private Education Loan Originations(11) + 10% + 7% + 10% 755 Average FICO at Approval(6) 58% In School Payment 88% Cosigned Q4 2024 750 Average FICO at Approval(6) 56% In School Payment 84% Cosigned Q4 2023 + 2% 86%749 60% $7,013 90%752 56%

16 As of 12/31/2024 Funding Strategy 23% Long-term Borrowings 23% Brokered (Fixed) 13% Retail (HSA & 529) 29% Retail (MMDA & CD) 12% Brokered (Variable) • Our total deposits of $21.1 billion were comprised of $9.5 billion in brokered deposits and $11.6 billion in retail and other deposits at December 31, 2024. • Interest-bearing deposits consist of retail and brokered non- maturity savings deposits, retail and brokered non-maturity money market deposits, and retail and brokered certificates of deposit. Also included are deposits from Educational 529 and Health Savings plans that diversify our funding sources. • There were $567 million of deposits exceeding FDIC insurance limits at the end of Q4 2024. Diversified Funding Optimizes Net Interest Margin $27.5B Total Funding Long-Term Funding Outstanding borrowings consist of unsecured debt and secured borrowings issued through our term asset-backed securitization program, totaling approximately $1 billion and $5.4 billion, respectively, as of December 31, 2024. Deposits

17 Improving Political Environment A Focus on Federal Lending National policymakers are focused on addressing federal student lending issues and reform, including: • Federal loan forgiveness • Federal PLUS limits • Enhanced federal repayment programs We believe the current environment presents opportunity for meaningful reform to the federal student loan program: ✓ Attention is on the federal student loan program ✓ Increased focus on implementing limits to federal loans 77% 23% 87% 13% There should be a limit on how much debt federal student loan borrowers can take on. 87% believe / 13% do not believe * Data derived from 2023 survey of 1,000 registered voters performed by The Global Strategies Group for Center Forward. College costs have risen because people can borrow from the government whatever a school says it costs to attend. 77% agree / 23% do not agree PUBLIC CONCERN WITH UNLIMITED FEDERAL LENDING *

18 ABS Supplement

19 Sallie Mae Bank ABS Summary – Last 12 Quarters (On-Balance Sheet)* * Pool characteristics represent the last three years of issuance as of the Statistical Cutoff Date for the respective transaction. 22-C 23-A 23-C 24-C 24-E 24-F Issuance Date 8/9/2022 3/15/2023 8/16/2023 5/15/2024 8/14/2024 11/6/2024 Total Bond Amount ($mil) $575 $579 $568 $668 $868 $680 Initial AAA Enhancement (%) 22% 18% 19% 16% 15% 14% Initial Class B Enhancement (%) 16% 11% 13% 9% 8% 7% Wtd Avg Spread over Benchmarks 'AAA' Rated A Classes (%) +1.64% +1.41% +1.55% +1.10% +1.35% +1.00% A and B Classes Combined (%) +1.76% +1.53% +1.69% +1.19% +1.42% +1.08% Loan Program (%) Smart Option 100% 100% 100% 100% 100% 100% Loan Status (%) (12) School, Grace, Deferment 59% 62% 61% 70% 63% 64% P&I Repayment 41% 37% 39% 28% 36% 34% Forbearance 1% 1% 1% 2% 1% 2% Wtd Avg Term to Maturity (Mo.) 145 160 159 172 170 171 % Loans with CoSigner 92% 92% 91% 90% 90% 90% Not For Profit (%) 92% 92% 90% 87% 88% 87% Wtd Avg FICO at Origination (6) 743 744 743 744 743 743 Wtd Avg Recent FICO at Issuance (6) 745 742 741 738 738 737 Wtd Avg FICO at Origination (Cosigner) (6) 745 746 745 746 745 745 Wtd Avg Recent FICO at Issuance (Cosigner) (6) 748 745 745 742 742 741 Wtd Avg FICO at Origination (Borrower) 722 722 724 727 726 727 Wtd Avg Recent FICO at Issuance (Borrower) 706 701 703 701 700 698 Variable Rate Loans (%) 48% 43% 39% 25% 25% 22% Wtd Avg Annual Borrower Interest Rate 9.30% 10.86% 11.26% 11.47% 11.32% 11.30%

20 Sallie Mae Bank ABS Structures (6)

21 Appendix

22 Q4 2024 Q3 2024 Q4 2023 Income Statement ($ Millions) Total interest income 661 653 669 Total interest expense 299 293 283 Net Interest Income 362 359 386 Less: provisions for credit losses 108 271 16 Total non-interest income 28 24 57 Total non-interest expenses 150 172 202 Income tax expense (benefit) 21 (14) 57 Net Income (Loss) 112 (45) 168 Preferred stock dividends 4 5 5 Net income (loss) attributable to common stock 107 (50) 164 Ending Balances ($ Millions) Private Education Loans held for investment, net 20,902 20,460 19,772 FFELP Loans held for investment, net - - 534 FFELP Loans held for sale, net - 486 - Deposits 21,069 21,445 21,653 Brokered 9,476 9,844 10,275 Retail and other 11,593 11,601 11,378 Q4 2024 Q3 2024 Q4 2023 Key Performance Metrics Net Interest Margin 4.92% 5.00% 5.37% Yield—Total Interest-earning assets 8.98% 9.07% 9.30% Private Education Loans 10.54% 10.79% 11.02% Cost of Funds 4.31% 4.35% 4.17% Return on Assets (“ROA”)(15) 1.5% (0.6)% 2.3% Return on Common Equity (“ROCE”)(16) 22.5% (10.2)% 40.2% Private Education Loan Sales $- $- $1,052 Per Common Share GAAP diluted earnings (loss) per common share $0.50 $(0.23) $0.72 Average common and common equivalent shares outstanding (millions) 215 215 227 Quarterly Financial Highlights

23 2024 2023 Income Statement ($ Millions) Total interest income 2,619 2,592 Total interest expense 1,138 1,030 Net Interest Income 1,481 1,562 Less: provisions for credit losses 409 345 Total non-interest income 368 247 Total non-interest expenses 642 685 Income tax expense 190 197 Net Income 608 581 Preferred stock dividends 18 18 Net income attributable to common stock 590 564 Ending Balances ($ Millions) Private Education Loans held for investment, net 20,902 19,772 FFELP Loans held for investment, net - 534 Deposits 21,069 21,653 Brokered 9,476 10,275 Retail and other 11,593 11,378 2024 2023 Key Performance Metrics Net Interest Margin 5.19% 5.50% Yield—Total Interest-earning assets 9.17% 9.13% Private Education Loans 10.81% 10.86% Cost of Funds 4.25% 3.85% Return on Assets (“ROA”)(15) 2.1% 2.0% Return on Common Equity (“ROCE”)(16) 31.3% 35.8% Private Education Loan Sales $3,692 $3,154 Per Common Share GAAP diluted earnings per common share $2.68 $2.41 Average common and common equivalent shares outstanding (millions) 220 234 Full-Year Financial Highlights

24 Credit Performance(17)(18)(19) Private Education Loans Held for Investment * Total allowance for credit losses represents the sum of the allowance for Private Education Loans and the allowance for unfunded loan commitments. ($ Thousands) Balance % Balance % Balance % Loans in repayment and percentage of each status: Loans current 15,513,333$ 96.3% 14,806,983$ 96.4% 14,809,271$ 96.1% Loans delinquent 30-59 days 310,748$ 1.9% 285,471$ 1.8% 298,751$ 1.9% Loans delinquent 60-89 days 140,735$ 0.9% 149,098$ 1.0% 151,017$ 1.0% Loans 90 days or greater past due 141,935$ 0.9% 118,703$ 0.8% 150,775$ 1.0% Total private education loans in repayment 16,106,751$ 100.0% 15,360,225$ 100.0% 15,409,814$ 100.0% Delinquencies as % of loans in repayment 3.7% 3.6% 3.9% Loans in forbearance 405,430$ 301,414$ 324,039$ Percentage of loans in forbearance: Percentage of loans in an extended grace period(8) 1.6% 0.9% 1.1% Percentage of loans in hardship and other circumstances (9) 0.9% 1.0% 1.0% 5.83% 5.84% 5.89% Net charge-offs as a % of average loans in repayment (annualized) 2.38% 2.08% 2.43% Total allowance for credit losses* as a percentage of the ending total loan balance plus unfunded loan commitments and total accrued interest receivable on Private Education Loans DEC 31, 2023 Quarters Ended DEC 31, 2024 SEP 30, 2024 (1) (2)

25 Factors affecting the Provision for Credit Losses 4th Quarter 2024 Allowance for Credit Losses Consolidated Statements of Income – Provision for Credit Losses Reconciliation • Provision was impacted by both originations volume, as well as the timing of disbursements. Total originations in Q4 2024 increased 17% compared to the year-ago quarter. New unfunded commitments in Q4 2024, net of expired commitments unused, increased 18% compared to the year-ago quarter. Quarter Ended December 31, 2024 ($ THOUSANDS) Private Education Loan provision for credit losses: Provision for loan losses 80,533$ Provision for unfunded loan commitments 27,646 Provisions for credit losses reported in consolidated statements of income 108,179$

26Confidential and proprietary information. © 2024 Sallie Mae Bank. All rights reserved. 1. We calculate the percentage of loans in an extended grace period as the ratio of (a) Private Education Loans in forbearance in an extended grace period numerator to (b) Private Education Loans in repayment and forbearance denominator. An extended grace period aligns with The Office of the Comptroller of the Currency definition of an additional, consecutive, one-time period during which no payment is required for up to six months after the initial grace period. We typically grant this extended grace period to customers who may be having difficulty finding employment before the full principal and interest repayment period starts or once it has begun. 2. We calculate the percentage of loans in hardship and other forbearances as the ratio of (a) Private Education Loans in hardship and other forbearances (excluding loans in an extended grace period) numerator to (b) Private Education Loans in repayment and forbearance denominator. If the customer is in financial hardship, we work with the customer and/or cosigner and identify any available alternative arrangements designed to reduce monthly payment obligations, which may include a short-term hardship forbearance. 3. Source: Enterval CBA Report (https://www.enterval.com/) for full-year 2024 as of December 2024. 4. Based on internal Company statistics. 5. Statistic considers portfolio Private Education Loans only and is presented as an annualized number, as of December 31, 2024. 6. Represents the higher credit score of the cosigner or the borrower. 7. By year of origination approval. 8. The information on this page constitutes forward-looking statements. See page 2 of this Presentation for a cautionary note regarding forward-looking statements. 9. The Company’s expectation and ability to pay a quarterly cash dividend on its common stock in the future will be subject to the determination by, and discretion of, the Company’s Board of Directors, and any determination by the Board will be based on an evaluation of the Company’s earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks and uncertainties. 10. Enrollment data from NCES Digest of education statistics (various tables). Cost data included from College Board 2024 Trends in College Pricing and 2024 Trends in Student Aid. Total market is based on internal company statistics that include inputs from government projections. These projections were updated in the fourth quarter of 2024. 11. Originations represent loans that were funded or acquired during the period presented. 12. Smart Option loans considered in ‘P&I Repayment’ only if borrowers are subject to full principal and interest payments on the loan. 13. Overcollateralization for Class A & B bonds. 14. Estimated based on a variety of assumptions concerning loan repayment behavior. Actual prepayment rate may vary significantly from estimates. 15. We calculate and report our Return on Assets (“ROA”) as the ratio of (a) GAAP net income (loss) numerator (annualized) to (b) the GAAP total average assets denominator. 16. We calculate and report our Return on Common Equity (“ROCE”) as the ratio of (a) GAAP net income (loss) attributable to SLM Corporation common stock numerator (annualized) to (b) the net denominator, which consists of GAAP total average equity less total average preferred stock. 17. For purposes of this slide, loans in repayment include loans making interest only or fixed payments, as well as loans that have entered full principal and interest repayment status after any applicable grace period (but do not include those loans while they are in forbearance). 18. For purposes of this slide, loans in forbearance include loans for customers who have requested extension of grace period generally during employment transition or who have temporarily ceased making full payments due to hardship or other factors, consistent with established loan program servicing policies and procedures. 19. The period of delinquency is based on the number of days scheduled payments are contractually past due. Footnotes